                   SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC  20549

                                _________

                                FORM 8-K/A

                             AMENDMENT NO. 1

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) February 3, 1997
                         (November 30, 1996)

                          THE MACERICH COMPANY
           (Exact Name of Registrant as Specified in Charter)
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       Maryland                     1-12504                  95-4448705
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification No.)



         233 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
                  (Address of Principal Executive Offices)
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     Registrant's telephone number, including area code (310) 394-6911)
-----------------------------------------------------------------------------


                                  N/A
         (Former Name or Former Address, if Changed Since Last Report)
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                                     1

This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K filed by the registrant on December 30, 1996 regarding the acquisition of Vintage Faire Mall and Rimrock Mall (the "Hahn Acquisition").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
(a)  Financial Statement of Business Acquired.
     ----------------------------------------
     VINTAGE FAIRE MALL AND RIMROCK MALL

    	Report of Independent Accountants			                            F-1

     Statement of Revenues and Certain Expenses for the year
     ended December 31, 1995 (audited)                               F-2

     Notes to Financial Statements                            F-3 to F-4

(b)  Pro Forma Financial Information (Unaudited).
     -------------------------------------------
     Condensed Combined Statement of Income forthe year
     ended December 31, 1995                                         F-5

     Condensed Combined Statement of Operations for the
     nine months ended September 30, 1996.The pro forma
     financial information reflects information prior to
     and after the Hahn Acquisition                                  F-6

     Condensed Combined Balance Sheet for the nine months
     ended September 30, 1996 of the Registrant.
     (The pro forma financial information reflects information
     prior to and after the Hahn Acquisition)                        F-7

                             SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized,in the City of Santa Monica, State of California, on February 4, 1997.




                                             							THE MACERICH COMPANY



                                             							By:  /s/Thoms E. O'Hern
                                                         ------------------
					                                                    Thomas E. O'Hern
                                                    Senior Vice President and
                                        							     Chief Financial Officer

                           VINTAGE FAIRE ASSOCIATES
                      (a California Limited Partnership)
                                      and
                             BILLINGS ASSOCIATES
                       (a Montana Limited Partnership)
                                 -------------

                    REPORT OF AUDITED COMBINED STATEMENT OF
                     CERTAIN REVENUES AND CERTAIN EXPENSES
                     For the Year Ended December 31, 1995
                                --------------

REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of
     Macerich, Inc.

We have audited the accompanying combined Statement of Certain Revenues and Certain Expenses (the "Statement") of Vintage Faire Associates (a California limited partnership) and Billings Associates (a Montana limited partnership) (the "Partnerships") for the year ended December 31, 1995. This Statement is the responsibility of the Partnerships' management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-11 of Macerich, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the Partnerships' revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, certain combined revenues and certain combined expenses described in Note 1 of the Partnerships for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.

San Diego, California
October 1, 1996

                        VINTAGE FAIRE ASSOCIATES
                    (a California Limited Partnership)
                                  and
                          BILLINGS ASSOCIATES
                     (a Montana Limited Partnership)

                          COMBINED STATEMENT OF
                   CERTAIN REVENUES AND CERTAIN EXPENSES
                    For the Year Ended December 31, 1995
                       (Dollars in Thousands)
                             ----------------

                                            											 Nine Months
                                								  Year Ended	      Ended
                                  							December 31,   September 30,
                                							     	1995	         1996
                                      									   	     (unaudited)

Operating revenues:
	Base rents					                         	$10,754	        $ 8,364
	Percentage rents					                        560	            232
	Expense reimbursements			               	  4,505        	  3,637
	Other income		    				                       430	            464
                                          -------         -------
			Total operating revenue		               16,249	         12,697

Direct operating expenses:
	Repair and maintenance				                 2,781	          2,627
	Property taxes						                       1,278	            796
	Insurance						                              417	            191
	Promotion						                              145	             35
	Other			     		                              139	            199
                                         --------         -------

		Total direct operating expenses	          4,760           3,848
                                         --------         -------
Net operating revenues				                $11,489         $ 8,849
                                         --------         -------
                                         --------         -------

                          VINTAGE FAIRE ASSOCIATES
                     (a California Limited Partnership)
                                    and
                            BILLINGS ASSOCIATES
                      (a Montana Limited Partnership)

                      NOTES TO COMBINED STATEMENT OF
                  CERTAIN REVENUES AND CERTAIN EXPENSES
                               -------------


 1.	Summary of Significant Accounting Policies:

The following is a summary of certain significant accounting policies followed in the preparation of the accompanying combined Statement of Certain Revenues and Certain Expenses (the "Statement"). The Statement and notes are representations of Vintage Faire Associates' and Billings Associates' (the "Partnerships") management, which is responsible for its integrity and objectivity.

Basis of Presentation

The Statement includes the combined operating revenues and direct operating expenses of regional shopping centers owned by the Partnerships and operated by Hahn Property Management Corporation ("HPMC"). The Shopping Centers are intended to be acquired by Macerich, Inc. (the "Company") in a single transaction.

The Statement is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and management fees are not presented. General corporate overhead has not been allocated to the Shopping Centers.

During the year ended December 31, 1995, the Partnerships purchased the shopping centers' ground leases. Accordingly, ground rent expense for the year has been excluded.

Business Activity

The Partnerships own, and Hahn Property Management Corporation, an affiliated company, manage the regional shopping centers dba "Vintage Faire," located in Modesto, California and dba "Rimrock Mall" located in Billings, Montana.
HPMC leases tenant space under noncancelable leases. The terms of the leases vary with the tenants.

Revenue Recognition

Base Rental income attributable to leases is recorded when due from tenants. Scheduled base rental increases are recorded on a straight-line basis and, for the year ended December 31, 1995, totaled $581,000. Certain of the leases provide for additional rental revenue (Percentage Rents) to be paid based upon the level of sales achieved by the lessee. These Percentage Rents are reflected on the accrual basis. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses, which are included in the accompanying Statement as expense reimbursements.

                            VINTAGE FAIRE ASSOCIATES
                       (a California Limited Partnership)
                                      and
                             BILLINGS ASSOCIATES
                        (a Montana Limited Partnership)

                         NOTES TO COMBINED STATEMENT OF
                      CERTAIN REVENUES AND CERTAIN EXPENSES
                                 (Continued)
                               --------------


 1.	Summary of Significant Accounting Policies, Continued:

Interim Financial Information (Unaudited)

The combined statement of certain revenues and certain expenses for the nine months ended September 30, 1996 has been prepared on the same basis as the audited combined statement of certain revenues and certain expenses and, in the opinion of management, includes all adjustments consisting of only normal recurring adjustments necessary for a fair presentation of certain combined revenues and certain combined expenses in conformity with generally accepted accounting principles. Results for the interim period are not necessarily indicative of results to be expected for the full fiscal year.

 2.	Minimum Future Rentals:

Minimum future rental revenue for the five years subsequent to December 31, 1995 under noncancelable operating lease agreements are as follows (dollars in thousands):

                    	1996	   $10,022
                    	1997	    	9,973
                    	1998    		8,935
                    	1999	    	8,685
                    	2000    		8,160


The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1995. This statement gives effect to the acquisition of Valley View Mall, Rimrock Mall and Vintage Faire Mall
("Acquisition Malls") as if the acquisitions were completed on January 1, 1995.
Valley View Mall was acquired on October 21, 1996 and the event was reported on Form 8-K on October 30, 1996. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned those malls those malls throughout the period presented. This
Statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

                          			The Macerich Company
                         			  Unaudited Pro Forma
             		    Condensed Combined Statement of Operations
                      			   (all amounts in thousands)
						                                                      Pro Forma
					                                     	  Pro forma      Adjustment-		      Pro Forma Results
			                     	Company results	    Adjustment     Rimrock Mall & 		    (Including the
                   				for the year ended 	Valley View Mall Vintage Faire Mall  Acquisition Malls)
		                    	December 31, 1995	   Acquisition      	Acquisition		     December 31, 1995
				                        	(A)
	Revenues:
	Minimum Rents			                69,253 	        	8,109 	         10,754 		        88,116
	Percentage Rents		               4,814 		          297 	            560 		         5,671
	Tenant Recoveries		             26,961 		        5,793 	          4,505 	         37,259
	Other			                         1,441 		           17 		           430 		         1,888
                      				   ----------	       --------         	--------	         --------
	   Total revenues	             102,469 		       14,216 	         16,249          132,934

	Shopping Center Expenses        31,580 	      	  6,508     	      4,760 		        42,848

	REIT general and
     administrative expenses      2,011 		            0 	              0 	          2,011

	Depreciation and amortization   25,749 		        1,673 (B)	       2,273 (B)       29,695

	Interest expense                25,531 		        6,211 (C)      	 6,807 (D)	      38,549
                        				 ----------        	-------         --------	         --------
	Net income (loss)
    before minority interest
					 and uncombined
     joint ventures and
     management companies	       17,598 		         (176)	          2,409 	        	19,831

	Minority interest  (D)          (8,246)		           74 	         (1,016)          (9,188)
	Income (loss) from
    uncombined joint
	    ventures and
      management companies        3,250 	      	      0 		             0 		         3,250

	Extraordinary loss on early
	   extinguishment of debt       (1,299)						                                     (1,299)
                        		   ----------        	--------        --------	        --------
	Net income 			                  11,303 	         	(102)	          1,393        	 	12,594
                      				   ----------        	--------        --------	        --------
                      				   ----------	        --------        --------	        --------

	Net income per share             $0.73 	                                       				$0.81
				                         ----------			                                    			--------
                       				  ----------	                                       		--------
	Weighted average number of
   shares of common stock
      outstanding		              15,482 			                                       	15,482

 (A)    This information should be read in conjunction with  The Macerich
Company's (the "Company")  report on Form 10-k for the period ended December
31, 1995.

 (B) Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 39 years.

 (C) Interest expense is based on debt expected to be placed on the property at acquisition- $60,000 at LIBOR + 150 (6.875%) , PLUS $13,000 of other indebtednes at LIBOR + 1.75% (7.125%), and $14,500,00 at a fixed rate of 8%

 (D) Interest expense on the Vintage Faire and Rimrock acquisitions is based on the assumed debt of $88,400 at 7.7%.

 (E) Minority interest represents the limited partners ownership interest in the Operating Partnership.







The following unaudited pro forma statement of operations has been prepared for the six months ended Septtember 30, 1996. This statement gives effect to the acquisition of Valley View Mall, Rimrock Mall, Vintage Faire Mall and Villa Marina Marketplace (the "Acquisition Centers") as if the acquisitions had been
completed on January 1, 1996.   Villa Marina Marketplace was acquired on
January 25, 1996.  Details of that acquisition are included in an 8-K dated
February 2, 1996.   This statement does not purport to be indicative of the
results of operations that actually would have resulted if the Registrant had owned the Acquisition Centers throughout the period presented. This statement should be read in conjuction with the financial statements and notes thereto included elsewhere herein.

                           The Macerich Company
                            Unaudited Pro Forma
                  Condensed Combined Statement of Operations
                         (all amounts in thousands)
                                                           								            Pro forma
	                                  	    Valley View		   Rimrock Mall &		      Pro forma		      (Including the
                         	Company        	 Mall 	     	Vintage Faire Mall				 Adjustment-		  Acquisition Centers)
                     	results for the 	 for the nine		  for the nine		    Villa Marina		   for the nine
                    	nine months ended 	months ended	   	months ended		      Marketplace		     months ended
                      	September 30,	   September 30,   	September 30,		    January 1 to		     September 30,
                          	1996            	1996		            1996		       January 24, 1996		        1996
                          	(A)
Revenues:
Minimum Rents            	70,890 	           6,623 	         	8,364 		            603 		            86,480
Percentage Rents          	4,570 	             343 		           232 		             50 		             5,195
Tenant Recoveries        	34,033            	5,001 	         	3,637 		            228 		            42,899
Other	                     1,642 	              59 		           464 				                             2,165
                	 --------------	   --------------		 --------------		    --------------		   --------------
   Total revenues	       111,135           	12,026 	        	12,697 		            881 		           136,739

Shopping center expenses 	36,076            	5,741 	         	3,848 		            251 		            45,916

REIT general and
  administrative expenses	 1,862 	               0 		             0 		              0 		             1,862

Depreciation and
  amortization	           23,799 	           1,255 	(B)	      1,705 	(B)	         171 		            26,930

Interest expense	         30,490 	           4,658 	(C)	      5,105 	(C)	         117 		            40,371
                	 --------------	   --------------		  --------------		 --------------		      --------------
Net income (loss)
   before minority
   interest and
   uncombined joint
   ventures and
   extraordinary loss	   18,908 	             372            	2,039 		             342 		            21,661

Minority interest  (c)  	(8,096)	            (140)	           	(769)		            (130)		            (9,135)
Income (loss) from
  uncombined
  joint ventures and
  management companies    2,876 							                                                               2,876

Extraordinary loss on
  early retirement
  of debt	                 (315)							                                                                (315)
               	 --------------	   --------------		  --------------		   --------------		     --------------
Net income              	13,373 	             232 	          	1,270 		             212 		            15,087
               	 --------------    --------------		  --------------		   --------------		     --------------
               	 --------------	   --------------		  --------------	  	 --------------		     --------------
Net income
  per share	              $0.67 			                                         		 		                     $0.75

Weighted average
  number of shares
   outstanding	          19,993 							                                                              19,993

(A)  This information should be read in conjunction with  The Macerich Company's
(the "Company") report on Form 10-Q for the period  ended  September 30, 1996.

(B) Depreciation on the Acquisiton Centers is computed on the straight-line method over the estimated useful life of 39 years.

(C) Interest expense is based on debt expected to be placed on the property at acquisition- $60,000 at LIBOR + 150 (6.875%), plus $13,000 of other indebtednes  at LIBOR + 1.75% (7.125%), and
$14,500,00 at a fixed rate of 8%




                                         F-7



                              The Macerich Company
                               Unaudited Pro Forma
                        Condensed Combined Balance Sheet
                           (all amounts in thousands)


		                                                                	  Pro forma 	     Pro forma Results
                                               		    Pro forma	     Adjustment-	  (Including the Valley View
                                  	Company         	Adjustment-    	Rimrock Mall &	   Rimrock and Vintage
                                  	Results       	Valley View Mall Vintage Faire Mall	 Faire Acquisitions)
                            	September 30, 1996   	Acquisition      	Acquisition	        September 30, 1996

Gross property	                       933,630	          87,500	        118,200	            1,139,330

Total assets	                         837,732	          87,500	        118,200	            1,043,432



Mortgages and loans	                  576,398	          87,500	        118,200	              782,098

Minority interest	                     89,402	               0	              0	               89,402

Common stock	                             200	               0	              0	                  200
Additional paid in capitl            	146,525			                                             146,525
Accumulated deficit	                        0			                                                   0


Total liabilities and
   shareholder equity	               837,732	           87,500	        118,200	            1,043,432





















F-8